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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                               September 12, 2006

                               ASTA FUNDING, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                       ----------------------------------
                 (State or other jurisdiction of incorporation)

       0-26906                                            22-3388607
------------------------                      ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


              210 Sylvan Avenue, Englewood Cliffs, New Jersey       07632
   ---------------------------------------------------------------------------
               (Address of principal executive offices)           (Zip Code)

         Registrant's telephone number, including area code: 201-567-5648

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below): N/A

|_|      Written communications pursuant to Rule 425 under the Securities Act

|_|      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act




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ITEM 8.01 OTHER EVENTS

On September 11, 2006, Asta Funding, Inc. (NASDAQ:ASFI) announced that its Chairman, Arthur Stern, GMS Family Investors LLC, an entity not controlled by Gary Stern, but whose principal beneficiaries include Gary Stern, President and Chief Executive Officer and his family, and Chief Financial Officer, Mitchell Cohen intend to adopt prearranged stock trading plans in accordance with guidelines specified by Rule 10b5-1under the Securities Exchange Act of 1934, as amended. Arthur Stern and GMS Family Investors LLC will sell 200,000 shares and 300,000 shares, respectively. Mitchell Cohen will sell 10,000 shares. The press release is attached as Exhibit 99.1 hereto.

Rule 10b5-1 allows programs to be established that permit corporate insiders to prearrange purchases or sales of Company securities at a time when they are not aware of any non-public information. These pre-planned trades will be executed at a later date, over a period of time as set forth in the plans, without further action or oversight by the executives and without regard to any subsequent non-public information the individuals may receive. These plans allow executives to continue their estate and tax planning and diversify their investment portfolios. Sales of common stock by Arthur Stern, GMS Family Investors LLC, and Mitchell Cohen pursuant to the terms of the plan, or otherwise, will be disclosed publicly though filings with the Securities and Exchange Commission.

On September 11, 2006 Asta Funding, Inc. announced that its Board of Directors has approved the distribution of a special cash dividend of $0.40 per share to shareholders. This dividend will be paid on November 1, 2006 to shareholders of record on September 29, 2006. This payout will be in addition to Asta's regular quarterly dividend payment of $0.04 per share. The press release is attached as
Exhibit 99.2 hereto.

On September 11, 2006 Asta Funding, Inc. announced it has made significant portfolio purchases of approximately $1 billion in face value, for a purchase price of approximately $29 million during its fourth fiscal quarter of 2006, which ends September 30, 2006. For the fiscal year to date, the Company purchased a total of approximately $4.7 billion in face value. The portfolio acquisitions included telecom paper, credit card paper, and other portfolios. The purchases were facilitated by operating cash flow and Asta Funding, Inc.'s new line of credit of $175 million. The press release is attached as Exhibit
99.3 hereto.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS.

EXHIBIT NO.                              DESCRIPTION
-----------                              -----------
  99.1        Press Release issued by Asta Funding, Inc. on September 11, 2006
  99.2        Press Release issued by Asta Funding, Inc. on September 11, 2006
  99.3        Press Release issued by Asta Funding, Inc. on September 11, 2006





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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ASTA FUNDING, INC.


Date: September 12, 2006            By: /s/ Mitchell Cohen
                                        ---------------------------------------
                                    Mitchell Cohen
                                    Chief Financial Officer






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